EXHIBIT 10.1
                                                                 EXECUTION COPY+

Goldman Sachs & Co. | 85 Broad Street | New York, New York 10004 |
Tel: 212 902 1000

                                                             Opening Transaction
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                  |   CIT Group Inc.
             To:  |   1211 Avenue of the Americas
                  |   New York, NY 10036
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            A/C:  |   [Insert Account Number]
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           From:  |   Goldman, Sachs & Co.
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             Re:  |   Prepaid Enhanced VWAP Repurchase Transaction
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                  |
        Ref. No:  |   [Insert Reference Number]
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           Date:  |   July 19, 2005
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      This master  confirmation  ("Master  Confirmation"),  dated as of July 19,
2005, is intended to supplement the terms and provisions of certain Transactions (each, a "Transaction") entered into from time to time between Goldman, Sachs & Co. ("GS&Co.") and CIT Group Inc. ("Counterparty"). This Master Confirmation, taken alone, is neither a commitment by either party to enter into any Transaction nor evidence of a Transaction. The terms of any particular Transaction shall be set forth in a Supplemental Confirmation in the form of Schedule A hereto and which references this Master Confirmation, in which event the terms and provisions of this Master Confirmation shall be deemed to be incorporated into and made a part of each such Supplemental Confirmation. This Master Confirmation and each Supplemental Confirmation together shall constitute a "Confirmation" as referred to in the Agreement specified below.

      The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Master Confirmation. This Master Confirmation and each Supplemental Confirmation evidence a complete binding agreement between the Counterparty and GS&Co. as to the terms of each Transaction to which this Master Confirmation and the related Supplemental Confirmation relates.

      All provisions contained in or incorporated by reference in the form of the 1992 ISDA Master Agreement (Multi-Currency Cross Border) (the "ISDA Form" or the "Agreement") will govern this Master Confirmation and each Supplemental Confirmation except as expressly modified below. This Master Confirmation and each Supplemental Confirmation, together with all other documents referring to the Agreement confirming Transactions entered into between GS&Co. and Counterparty (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to the ISDA Form as if GS&Co. and Counterparty had executed the Agreement (but without any Schedule except for (i) the election of Loss and Second Method, New York law (without regard to the conflicts of law principles) as the governing law and US Dollars ("USD") as the Termination Currency, (ii) the election that subparagraph (ii) of Section 2(c) will not apply to Transactions and (iii) the replacement of the word "third" in the last line of Section 5(a)(i) with the word "first". Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as Counterparty satisfied its payment obligations

----------
+ Confidential portions of this agreement has been omitted and filed separately with the Securities and Exchange Commission under a Confidential Treatment Request. The portions of this agreement that has been omitted and filed separately with the Securities and Exchange Commission are denoted by the use of an asterisk.

under Section 2(a)(i) of the Agreement in respect of all Transactions and has at the time no further payment obligations under such Section, then unless GS&Co. is required pursuant to appropriate proceedings to return to Counterparty, or otherwise returns to Counterparty upon demand of Counterparty, any portion of any such payment (a) the occurrence of an event described in Section 5(a) (excluding Sections 5(a)(ii) and 5(a)(iv)) of the Agreement with respect to Counterparty shall not constitute an Event of Default or a Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) GS&Co. shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i), 5(b)(ii) or 5(b)(v) of the Agreement with respect to GS&Co. as the Affected Party or (ii) Section 5(b)(iii) of the Agreement with respect to GS&Co. as the Burdened Party.

      All provisions contained in the Agreement shall govern this Master Confirmation and the related Supplemental Confirmation relating to a Transaction except as expressly modified below or in the related Supplemental Confirmation. With respect to any relevant Transaction, the Agreement, this Master Confirmation and the related Supplemental Confirmation shall represent the entire agreement and understanding of the parties with respect to the subject matter and terms of such Transaction and shall supersede all prior or contemporaneous written or oral communications with respect thereto.

      If, in relation to any Transaction to which this Master Confirmation and related Supplemental Confirmation relate, there is any inconsistency between the Agreement, this Master Confirmation, any Supplemental Confirmation and the Equity Definitions that are incorporated into any Supplemental Confirmation, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) such Supplemental Confirmation; (ii) this Master Confirmation; (iii) the Agreement; and (iv) the Equity Definitions.

1. Each Transaction constitutes a Share Forward Transaction for the purposes of the Equity Definitions. Set forth below are the terms and conditions which, together with the terms and conditions set forth in each Supplemental Confirmation (in respect of the relevant Transaction), shall govern each such Transaction.

General Terms:

    Trade Date:               For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

    Buyer:                    Counterparty

    Seller:                   GS&Co.

    Shares:                   Common stock of Counterparty (Ticker:  CIT)

    Forward Price:            The average of the New York 10b-18 Volume Weighted
                              Average  Price  per  share of the  Shares  for the
                              regular trading session  (including any extensions
                              thereof)  for each  Exchange  Business  Day in the
                              Calculation  Period (without regard to pre-open or
                              after hours trading outside of any regular trading
                              session  for  each  Exchange   Business  Day),  as
                              published by Bloomberg at 4:15 New York time on each Exchange Business Day during the Calculation
                              Period.

    [*]

    Calculation               Period:   Each  Exchange  Business  Day  from  and
                              including the Exchange Business Day following the Initial Hedge Completion Date to and including the Termination Date (as adjusted in accordance with Section 6 herein and pursuant to Market Disruption
                              Event below).

    Termination Date:         For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation (as the same may be postponed in accordance with the provisions of "Calculation Period" and Section 6 herein).

    Hedge Period:             For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

----------
* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

    Initial Hedge
    Completion Date:          For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

    Hedge Period Reference
    Price: The average of the New York 10b-18 Volume Weighted Average Price per share of the Shares for the regular trading session (including any extensions thereof) for each Exchange Business Day in the Hedge Period (without regard to pre-open or after hours trading outside of any regular trading session for each Exchange Business Day), as published by Bloomberg.

    Market Disruption  Event: The  definition  of "Market  Disruption  Event" in
                              Section 6.3(a) of the Equity Definitions is hereby amended by inserting the words "at any time on any Scheduled Trading Day during the Hedge Period or Calculation Period or" after the word "material," in the third line thereof.

                              Notwithstanding anything to the contrary in the Equity Definitions, to the extent that any
                              Scheduled Trading Day in the Hedge Period or Calculation Period is a Disrupted Day, the Calculation Agent shall have the option in its sole discretion to either (i) determine the weighting of each Rule 10b-18 eligible transaction in the Shares on the relevant Disrupted Day using its commercially reasonable judgment for purposes of calculating the Hedge Period Reference Price or Forward Price, as applicable, or (ii) elect to extend the Hedge Period or Calculation Period, or both in the event of a Disrupted Day in the Hedge Period, as applicable, by one Scheduled Trading Day.

    Exchange:                 NYSE

    Prepayment\Variable
    Obligation:               Applicable

    Prepayment Amount:        For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

    Prepayment Date:          Three (3) Exchange  Business  Days  following  the
                              first day of the Hedge Period.

    Seller Payment Amount:    Not Applicable.

    Seller Payment Date:      Not Applicable.

    Counterparty Additional
    Payment Amount:           Not Applicable.

    Counterparty Additional
    Payment Date:             Not Applicable.

Settlement Terms:

    Physical Settlement:      Applicable

    [*]

    Settlement Date:          Three (3) Exchange  Business  Days  following  the
                              Termination Date.

    Settlement Currency:      USD  (all  amounts   shall  be  converted  to  the
                              Settlement Currency by the Calculation Agent).

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*     Confidential  Treatment  Requested  and the  Redacted  Material  has  been separately filed with the Commission.

    Initial Shares:           For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

    Initial Share  Delivery:  GS&Co.  shall  deliver a number of shares equal to the Initial Shares to Counterparty on the Initial Share Delivery Date in accordance with Section 9.4 of the Equity Definitions, with the Initial Share Delivery Date deemed to be a "Settlement Date" for purposes of such Section 9.4.

    Initial Share Delivery
    Date: Three (3) Exchange Business Days following the first day of the Hedge Period.

    Minimum Shares:           For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

    Minimum Share  Delivery:  GS&Co.  shall  deliver a number of shares equal to the excess, if any, of the Minimum Shares over the Initial Shares on the Minimum Share Delivery Date in accordance with Section 9.4 of the Equity Definitions, with the Minimum Share Delivery Date deemed to be a "Settlement Date" for purposes of such Section 9.4.

    Minimum Share Delivery
    Date: Three (3) Exchange Business Days following the Initial Hedge Completion Date.

    Maximum Shares:           For  each   Transaction,   as  set  forth  in  the
                              Supplemental Confirmation.

Share Adjustments:

    Method of Adjustment:     Calculation  Agent   Adjustment.   Notwithstanding
                              anything   to   the   contrary   in   the   Equity
                              Definitions,  the declaration of an  Extraordinary
                              Dividend by Counterparty shall not constitute a Potential Adjustment Event for purposes of Section
                              11.2(e) of the Equity Definitions.

    Extraordinary Events:

    Consequences of
    Merger Events and
    Tender Offers:

      (a) Share-for-Share:    Modified  Calculation Agent  Adjustment;  provided
                              that upon the occurrence of any such Extraordinary
                              Event,  the  Calculation  Agent  shall  adjust the
                              Transaction to preserve the economic  condition of
                              the  parties  prior to such event by  compensating
                              the  parties  for  the  Adjustment  Value  of  the
                              Transaction  as  determined  in  accordance   with
                              Section  12.7(b)(i)  of  the  Equity  Definitions;
                              provided   that  the   Calculation   Agent   shall
                              determine such amount in accordance with the method of calculation in Section 12.7(b)(i) of the Equity Definitions as if (i) the Transaction were an Option Transaction and (ii) the "Expiration
                              Date" was the Termination Date. For purposes of any such calculation, GS&Co. shall determine the inputs used in such calculation after consultation with Counterparty.

      (b)  Share-for-Other:   Cancellation and Payment (Agreed Model);  provided
                              that the  Calculation  Agent shall  determine such
                              amount   in   accordance   with  the   method   of
                              calculation  in Section  12.7(b)(i)  of the Equity
                              Definitions  as if (i)  the  Transaction  were  an
                              Option  Transaction and (ii) the "Expiration Date"
                              was the Termination Date. For purposes of any such
                              calculation,  GS&Co.  shall  determine  the inputs
                              used in such calculation  after  consultation with
                              Counterparty, except to the extent GS&Co. needs to
                              calculate  a  price  of the  underlying  stock  in
                              connection  with such  calculation  (including the
                              calculation  of the  "Settlement  Price"),  GS&Co.
                              shall  determine  such price by  reference  to the
                              volume  weighted  average  price per Share  over a
                              reasonable  time  period  after   consulting  with
                              Counterparty regarding the length of such time period.

      (c)  Share-for-
      Combined:               Component Adjustment

       Determining Party:     GS&Co.

Tender Offer:                 Applicable

Nationalization,
Insolvency or Delisting:      Negotiated   Close-out;   provided   that  Section
                              12.6(c)(i)  of the  Equity  Definitions  shall  be
                              amended by inserting a ";" after the word "effect"
                              in the fourth  line  thereof by and  deleting  the
                              remainder of the provision;  provided further that
                              in   addition   to  the   provisions   of  Section
                              12.6(a)(iii) of the Equity  Definitions,  it shall
                              also  constitute  a Delisting  if the  Exchange is
                              located  in the  United  States and the Shares are
                              not immediately re-listed,  re-traded or re-quoted
                              on  any  of  the  New  York  Stock  Exchange,  the
                              American  Stock  Exchange  or The NASDAQ  National
                              Market (or their  respective  successors);  if the
                              Shares are  immediately  re-listed,  re-traded  or
                              re-quoted  on  any  such   exchange  or  quotation
                              system, such exchange or quotation system shall be deemed to be the Exchange.

Additional  Disruption Events:

      (a) Change in Law:      Applicable

      (b) [*]

          Hedging Party:      GS&Co.

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*     Confidential  Treatment  Requested  and the  Redacted  Material  has  been separately filed with the Commission.

    Determining Party:        GS&Co.

    Non-Reliance/Agreements
    and Acknowledgements
    Regarding Hedging
    Activities/Additional
    Acknowledgements:         Applicable

    Transfer:                 Notwithstanding  anything  to the  contrary in the
                              Agreement,  GS&Co.  may assign,  transfer  and set
                              over  all  rights,  title  and  interest,  powers,
                              privileges  and  remedies  of  GS&Co.  under  this
                              Transaction,  in whole or in part, to an affiliate
                              of GS&Co.  that is guaranteed by The Goldman Sachs
                              Group,  Inc.  without the consent of Counterparty,
                              provided,  however, that GS&Co. may not assign its
                              rights or  delegate  its  obligations  under  this
                              Transaction if such assignment or delegation shall
                              result in (A) an Event of Default  with respect to
                              which   GS&Co.   is  the   Defaulting   Party,   a
                              Termination  Event,  a Potential  Event of Default
                              with  respect  to  which   GS&Co.   would  be  the
                              Defaulting Party or a potential Termination Event,
                              (B)  Counterparty  being  required  to  pay to the
                              transferee    an   amount   in   respect   of   an
                              Indemnifiable Tax under Section 2(d)(i)(4) (except
                              in  respect  of  interest   under   Section  2(e),
                              6(d)(ii) or 6(e)) greater than the amount that Counterparty would have been required to pay
                              GS&Co.  in the  absence of such  transfer,  or (C)
                              Counterparty receiving a payment from which an amount has been withheld or deducted, on account of a Tax under Section 2(d)(i) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)), in excess of the amount that GS&Co. would have been required to so withhold or deduct in the absence of such transfer, unless the transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such withholding or deduction.

    GS&Co. Payment
    Instructions:             Chase  Manhattan  Bank New  York For A/C  Goldman,
                              Sachs & Co. A/C #930-1-011483 ABA: 021-000021

2. Calculation Agent.         GS&Co.

3. Additional Mutual Representations, Warranties and Covenants. In addition to the representations and warranties in the Agreement, each party represents, warrants and covenants to the other party that:

      (a) Eligible Contract Participant. It is an "eligible contract participant", as defined in the U.S. Commodity Exchange Act (as amended), and is entering into each Transaction hereunder as principal and not for the benefit of any third party;

      (b) Accredited Investor. Each party acknowledges that the offer and sale of each Transaction to it is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) thereof and the provisions of Regulation D thereunder ("Regulation D"). Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in each Transaction and is able to bear a total loss of its investment, (ii) it is an "accredited investor" as that term is defined under Regulation D, (iii) it will purchase each Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of each Transaction is restricted under this Master Confirmation, the Securities Act and state securities laws;

      4. Additional Representations, Warranties and Covenants of GS&Co. In addition to the representations, warranties and covenants in the Agreement and those contained herein, as of (i) the date hereof, (ii) the Trade Date and (iii) to the extent indicated below, each day during the Hedge Period and Calculation Period, GS&Co. represents, warrants and covenants to Counterparty that:

      (a) (i) during all relevant times beginning the first day of the Hedge Period through and including the Initial Hedge Completion Date, all purchases of Shares in connection with its Hedge Positions related to this Transaction, and
(ii) in connection with purchases made during the Calculation Period up to the Maximum Shares, it will comply with the provisions of Rule 10b-18(b)(2), (3) and
(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to any delays between the execution and reporting of a trade of the Shares on the Exchange and other circumstances beyond its reasonable control; and

      (b) it is not entering into any Transaction to create, and will not engage in any other securities or derivative transaction to create, a false or misleading appearance of active trading or market activity in the Shares (or any security convertible into or exchangeable for the Shares), or which would otherwise violate the Exchange Act.

5. Additional Representations, Warranties and Covenants of Counterparty. In addition to the representations, warranties and covenants in the Agreement and those contained herein, as of (i) the date hereof, (ii) the Trade Date and (iii) to the extent indicated below, each day during the Hedge Period and Calculation Period, Counterparty represents, warrants and covenants to GS&Co. that:

      (a) the purchase or writing of each Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act;

      (b) it is not entering into any Transaction on the basis of, and is not aware of, any material non-public information with respect to the Shares or in anticipation of, in connection with, or to facilitate, a distribution of its securities, a self tender offer or a third-party tender offer;

      (c) it is not entering into any Transaction to create, and will not engage in any other securities or derivative transaction to create, a false or misleading appearance of active trading or market activity in the Shares (or any security convertible into or exchangeable for the Shares), or which would otherwise violate the Exchange Act;

      (d) each Transaction is being entered into pursuant to a publicly disclosed Share buy-back program and its Board of Directors has approved the use of derivatives to effect the Share buy-back program;

      (e) notwithstanding the generality of Section 13.1 of the Equity Definitions, it acknowledges that GS&Co. is not making any representations or warranties with respect to the treatment of any Transaction under FASB Statements 133 as amended or 150, EITF 00-19 (or any successor issue statements) or under FASB's Liabilities & Equity Project;

      (f) Counterparty is in compliance with its reporting obligations under the Exchange Act and its most recent Annual Report on Form 10-K, together with all reports subsequently filed by it pursuant to the Exchange Act, taken together and as amended and supplemented to the date of this representation, do not, as of their respective filing dates, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

      (g)   Counterparty   shall  report  each  Transaction  as  required  under
Regulation S-K and/or Regulation S-B under the Exchange Act, as applicable;

      (h) On the Trade Date the Shares or securities that are convertible into, or exchangeable or exercisable for Shares are not subject to a "restricted period" as such term is defined in Regulation M promulgated under the Exchange Act and Counterparty agrees to provide written notice to GS&Co. to the extent the Shares or securities that are convertible into, or exchangeable or exercisable for Shares become subject to a "restricted period"; and

      (i) Counterparty acknowledges that each Transaction is a derivatives transaction in which it has granted GS&Co. an option. GS&Co. may purchase shares for its own account at an average price that may be greater than, or less than, the price paid by Counterparty under the terms of the related Transaction.

6. Suspension of Hedge Period and/or Calculation Period.

      (a) If Counterparty concludes that it will be engaged in a distribution of the Shares for purposes of Regulation M, Counterparty agrees that it will, on one Scheduled Trading Day's written notice, direct GS&Co. not to purchase Shares in connection with hedging any Transaction during the "restricted period" (as defined in Regulation M). If on any Scheduled Trading Day Counterparty delivers written notice (and confirms by telephone) by 8:30 a.m. New York Time (the "Notification Time") then such notice shall be effective to suspend the Calculation Period or the Hedge Period, as the case may be, as of such Notification Time. In the event that Counterparty delivers notice and/or confirms by telephone after the Notification Time, then the Calculation Period or the Hedge Period, or both, as the case may be, shall be suspended effective as of 8:30 a.m. New York Time on the following Scheduled Trading Day or as otherwise required by law or agreed between Counterparty and GS&Co. The Calculation Period or the Hedge Period, as the case may be, shall be suspended and the Termination Date or the Initial Hedge Completion Date, as the case may be, extended for each Scheduled Trading Day in such restricted period.

      (b) In the event that GS&Co. concludes upon the advice of reputable counsel that is required with respect to any legal, regulatory or self-regulatory requirements for it to refrain from purchasing Shares on any Scheduled Trading Day during the Hedge Period or the Calculation Period due to events outside the control of both parties, GS&Co. may by written notice to Counterparty elect to suspend the Hedge Period or the Calculation Period for such number of Scheduled Trading Days as is specified in the notice. The notice shall not specify, and GS&Co. shall not otherwise communicate to Counterparty, the reason for GS&Co.'s election to suspend the Hedge Period or the Calculation Period. The Calculation Period or the Hedge Period or both, as the case may be, shall be suspended and the Termination Date or the Initial Hedge Completion Date, as the case may be, extended for each Scheduled Trading Day in such period.

      (c) In the event that the Calculation Period or the Hedge Period, as the case may be, is suspended pursuant to Section 6(a) above during the regular trading session on the Exchange then the Calculation Agent in its good faith commercially reasonable discretion and after consultation with Counterparty shall, in calculating the Forward Price, extend the Calculation Period or the Hedge Period, or both, as the case may be, or make adjustments to the weighting of each Rule 10b-18 eligible transaction in the Shares on the relevant Exchange Business Days during the Calculation Period or the Hedge Period, as the case may be, for purposes of determining the Forward Price, with such adjustments based on, among other factors, the duration of any such suspension and the volume, historical trading patterns and price of the Shares.

7. Counterparty Purchases. Counterparty represents, warrants and covenants to GS&Co. that for each Transaction:

      (a) Counterparty is entering into this Master Confirmation and each Transaction hereunder in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act ("Rule 10b5-1"). It is the intent of the parties that each Transaction entered into under this Master Confirmation comply with the requirements of Rule 10b5-1(c)(1)(i)(A) and (B) and each Transaction entered into under this Master Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c). Counterparty will not seek to control or influence GS&Co. to make "purchases or sales" (within the meaning of Rule 10b5-1(c)(1)(i)(B)(3)) under any Transaction entered into under this Master Confirmation, including, without limitation, GS&Co.'s decision to enter into any hedging transactions. Counterparty represents and warrants that it has consulted with its own advisors as to the legal aspects of its adoption and implementation of this Master Confirmation, each Supplemental Confirmation and each Trade Notification under Rule 10b5-1.

      (b) During the Hedge Period and Calculation Period, Counterparty (or any "affiliated purchaser" as defined in Rule 10b-18 under the Exchange Act ("Rule 10b-18")) shall not without the prior written consent of GS&Co. directly or indirectly purchase any Shares, listed contracts on the Shares or securities that are convertible into, or exchangeable or exercisable for Shares (including, without limitation, any Rule 10b-18 purchases of blocks (as defined in Rule 10b-18)) during any Hedge Period or Calculation Period, except through GS&Co. and in compliance with Rule 10b-18 or otherwise in a manner that Counterparty and GS&Co. believe is in compliance with applicable requirements;

8. Additional Termination Events. Additional Termination Event will apply. The following will constitute Additional Termination Events, in each case with Counterparty as the sole Affected Party:

      (a) Notwithstanding anything to the contrary in the Equity Definitions, the occurrence of a Nationalization, Insolvency or a Delisting (in each case effective on the Announcement Date as determined by the Calculation Agent); and

      (b) Notwithstanding anything to the contrary in the Equity Definitions, an Extraordinary Dividend is declared by the Issuer. "Extraordinary Dividend" means the dividend amount per Share (declared by Counterparty to holders of record of a Share on any record date occurring during the period from and including the first day of the Hedge Period to and including the Termination Date) in excess of USD 0.16 per Share per quarter.

9. Certain Payments and Deliveries. Notwithstanding anything to the contrary herein, or in the Equity Definitions, if at any time (i) an Early Termination Date occurs and GS&Co. would be required to make a payment pursuant to Sections 6(d) and 6(e) of the Agreement, (ii) a Tender Offer occurs and GS&Co. would be required to make a payment pursuant to Sections 12.3 and 12.7 of the Equity Definitions, (iii) a Merger Event occurs and GS&Co. would be required to make a payment pursuant to Sections 12.2 and 12.7 of the Equity Definitions or (iv) an Additional Disruption Event occurs and GS&Co. would be required to make a payment pursuant to Sections 12.8 and 12.9 of the Equity Definitions, then in lieu of such payment, GS&Co. shall deliver to Counterparty, at the time such payment would have been due and in the manner provided under "Physical Settlement" in the Equity Definitions, a number of Shares (or, in the case of a Merger Event, common equity securities of the surviving entity) equal to the quotient obtained by dividing (A) the amount that would have been so payable by
(B) the fair market value per Share (or per unit of such common equity security) of the Shares (or units) so delivered at the time of such delivery, as determined by the Calculation Agent in a commercially reasonable manner.

      For purposes of calculating any amount due under (i) Section 6(d) and 6(e) of the Agreement in connection with an Early Termination Date or (ii) pursuant to Section 12.8 of the Equity Definitions upon the occurrence of any Additional Disruption Event listed herein, the Calculation Agent shall determine such amount in accordance with the method of calculation in Section 12.7(b)(i)(A) of the Equity Definitions as if (i) the Transaction were an Option Transaction (ii) the "Closing Date" was the Early Termination Date or the date of such Additional Disruption Event and (iii) the "Expiration Date" was the Termination Date. The Calculation Agent hereby agrees to provide the parties with a statement of its calculation hereunder, and both parties agree to keep such statement confidential.

      For purposes of the valuation of any amounts due in connection with any Early Termination Date or Additional Disruption Event. GS&Co. shall determine the inputs used in such calculation after consultation with Counterparty, except to the extent GS&Co. needs to calculate a price of the underlying stock in order to value its Hedge Positions (including the calculation of the "Settlement Price"), GS&Co. shall determine such price by reference to the volume weighted average price per Share over a reasonable time period after consulting with Counterparty regarding the length of such time period.

10. Special Provisions for Merger Events. Notwithstanding anything to the contrary herein or in the Equity Definitions, to the extent that an Announcement Date for a potential Merger Transaction occurs during any Hedge Period:

      (a) Promptly after request from GS&Co., Counterparty shall provide GS&Co. with written notice specifying (i) Counterparty's average daily Rule 10b-18 Purchases (as defined in Rule 10b-18) during the three full calendar months immediately preceding the Announcement Date that were not effected through GS&Co. or its affiliates and (ii) the number of Shares purchased pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act for the three full calendar months preceding the Announcement Date. Such written notice shall be deemed to be a certification by Counterparty to GS&Co. that such information is true and correct. Counterparty understands that GS&Co. will use this information in calculating the trading volume for purposes of Rule 10b-18; and

      (b) GS&Co. in its sole discretion may extend the Initial Hedge Completion Date and the Termination Date to account for the number of Shares that could be purchased on each day during the Hedge Period in compliance with Rule 10b-18 following the Announcement Date.

      "Merger Transaction" means any merger, acquisition or similar transaction involving a recapitalization as contemplated by Rule 10b-18(a)(13)(iv) under the Exchange Act.

11. Governing Law. The Agreement, this Master Confirmation, each Supplemental Confirmation and all matters arising in connection with the Agreement, this Master Confirmation and each Supplemental Confirmation shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

12. Waiver of Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Master Confirmation.

13. Counterparts. This Master Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Master Confirmation by signing and delivering one or more counterparts.

14. Counterparty hereby agrees (a) to check this Master Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to any particular Transaction to which this Master Confirmation relates, by manually signing this Master Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/83.

                                       Yours faithfully,

                                       GOLDMAN, SACHS & CO.

                                       By: /s/ Kelly C. Coffey
                                           -------------------------------------
                                                    Authorized Signatory

Agreed and Accepted By:

CIT GROUP INC.

By: /s/ Christopher Grimes
    ----------------------------------------------------
    Name:  Christopher Grimes
    Title: Senior Vice President and Assistant Treasurer

                                   SCHEDULE A

                            SUPPLEMENTAL CONFIRMATION

             CIT Group Inc.
         To: 1211 Avenue of the Americas
             New York, NY 10036

       From: Goldman, Sachs & Co.

    Subject: Issuer VWAP Prepaid Share Forward Transaction

    Ref. No: [Insert Reference No.]

       Date: July 19, 2005

--------------------------------------------------------------------------------

      The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co.
("GS&Co.") and CIT Group Inc. ("Counterparty") (together, the "Contracting Parties") on the Trade Date specified below. This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

      The definitions and provisions contained in the Master Confirmation specified below are incorporated into this Supplemental Confirmation. In the event of any inconsistency between those definitions and provisions and this Supplemental Confirmation, this Supplemental Confirmation will govern.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of July 19, 2005 (the "Master Confirmation") between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:                   July 19, 2005

Hedge Period:                 Each Exchange Business Day from and including July
                              25,  2005  to  and  including  the  Initial  Hedge
                              Completion Date.

Initial Hedge Completion
Date: [*] (as the same may be postponed in accordance with the provisions of "Market Disruption Event" and Section 6 of the Master Confirmation)

Termination Date:             [*]

Prepayment Amount:            USD $500,000,000

Counterparty Additional
Payment Amount:               Not Applicable

Seller Payment Amount:        Not Applicable

[*]

Initial Shares:               The number of Shares  equal to the  product of (i)
                              [*]% and (ii) the Prepayment Amount divided by [*]% of the Closing Price.

----------
* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Closing Price:                The price per Share  determined by the Calculation
                              Agent  as of the  Valuation  Time on the  Exchange
                              Business Day immediately preceding the first day of the Hedge Period, as reported in the official real-time price dissemination mechanism for the Exchange.

Minimum Shares:               A number  of  shares  equal to (a) the  Prepayment
                              Amount  divided  by (b) [*]% of the  Hedge  Period
                              Reference  Price,  or,  if  greater,  the  Initial
                              Shares.

Maximum Shares:               A number  of  shares  equal to (a) the  Prepayment
                              Amount  divided  by (b) [*]% of the  Hedge  Period
                              Reference  Price,  or,  if  greater,  the  Initial
                              Shares.

3. Counterparty represents and warrants to GS&Co. that neither it nor any "affiliated purchaser" (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the Trade Date.

4. Counterparts. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

      Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to this Transaction, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, facsimile No. 212-428-1980/83.

                                     Yours sincerely,

                                     GOLDMAN, SACHS & CO.

                                     By: /s/ Kelly C. Coffey
                                         ---------------------------------------
                                                   Authorized Signatory

Agreed and Accepted By:

CIT GROUP INC.

By: /s/ Christopher Grimes
    ----------------------------------------------------
    Name:  Christopher Grimes
    Title: Senior Vice President and Assistant Treasurer

----------
* Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                                   SCHEDULE B

                               TRADE NOTIFICATION

              CIT Group Inc.
To:           1211 Avenue of the Americas
              New York, NY 10036

From:         Goldman, Sachs & Co.

Subject:      Issuer VWAP Prepaid Share Forward Transaction

Ref. No:      [Insert Reference No.]

Date:         [Insert Date]

--------------------------------------------------------------------------------

      The purpose of this Trade Notification is to notify you of certain terms in the Transaction entered into between Goldman, Sachs & Co. ("GS&Co.") and CIT Group Inc. ("Counterparty") (together, the "Contracting Parties") on the Trade Date specified below.

      The definitions and provisions contained in the Supplemental Confirmation specified below are incorporated into this Trade Notification. In the event of any inconsistency between those definitions and provisions and this Trade Notification, this Trade Notification will govern.

      This Trade Notification supplements, forms part of, and is subject to the Supplemental Confirmation dated as of July 19, 2005 (the "Supplemental Confirmation") between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Supplemental Confirmation govern this Trade Notification.

Trade Date:                   July 19, 2005

Minimum Shares:               [     ]

Maximum Shares:               [     ]


                                    Yours sincerely,
                                    GOLDMAN, SACHS & CO.

                                    By:
                                        -------------------------------------
                                        Authorized Signatory


                                      B-1